Exhibit 99.3

                        [Insert Credit Insurance Policy]

                                                                   Exhibit 99.3


No. v21

Renewal of
Policy No. __________


                             CREDIT INSURANCE POLICY

                                 [LOGO OMITTED]
                                  OLD REPUBLIC
                               INSURANCE COMPANY
                            GREENSBURG, PENNSYLVANIA
                                A STOCK COMPANY
                        (hereinafter called the Company)

In consideration of the stipulations and provisions hereinafter set forth and of the premium hereinafter specified, does insure The Bank of New York, as trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation, a corporation organized under the laws of NEW YORK, hereinafter called the Assured, whose address is New York, New York, against loss (only as herein defined and limited) due to Default by a Borrower from the Assured in the repayment to the Assured of Loans evidenced by Eligible Notes, reported to the Company and insured hereunder which were made to finance the alteration, repair, conversion, improvement or modernization of real property.

This Policy shall be effective from the 1st day of December 2006 at 12:01 A.M. at the place of business of the Assured and shall remain in force continuously until cancelled. The coverage afforded by this Policy shall attach to a particular loan coincident with the actual disbursement by the Assured of the Loan during much period.

The Assured shall pay the Company a premium calculated upon the entire term of the Note at the rate of As Endorsed Hereunder % per annum of the net proceeds (as hereinafter defined) of any Loan reported for insurance, which premium shall be payable within 15 days after the close of the month in which the Loan is made or purchased. In computing the premium, no charge shall be made for a fractional period of a month consisting of 15 days or less and a charge for a full month shall be made for a fractional period of a month consisting of more than 15 days.

Loans shall be reported to the Company for insurance on the form prescribed by the Company within 15 days after the close of the month in which the Loan is made or purchased.

The Company's liability for loss with respect to any Insured Loan or Loans to an individual Borrower who defaults to the Assured hereunder shall be limited to five thousand dollars ($5,000.00) unless a higher limit is specifically approved by the Company and is endorsed hereon. The Company's maximum cumulative liability for Loss under this Policy is further limited to ten percent (10%) of the Aggregate net proceeds of loans insured hereunder made by the Assured during the 12 month period immediately following the effective date of this Policy and during each succeeding 12 month period in which this Policy is in full force and effect. The Company's maximum liability under this Policy shall in no event exceed $49,796,981 during each such 12 month period.

This Policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated which are hereby made part of this Policy, together with such other provisions, stipulations and agreements as may be added hereto, as provided in this Policy.

IN WITNESS WHEREOF, the Company has duly executed these presents; but this Policy shall not be valid unless countersigned by a duly authorized representative of the Company.


Countersigned this      27th                        /s/ J.A. Kellogg
                   --------------                                      President

day of  December, 2006.
       ---------    --

OLD REPUBLIC INSURANCE COMPANY

                                                 /s/ Spencer LeRoy III
                                                                       Secretary

By /s/ _____________________________
           Authorized Representative


ICS-1C-Rev. 8/59                                                           01/06

                           PROVISIONS AND STIPULATIONS

1.   DEFINITIONS

     a. "Loan" means an advance of funds, or the purchase of an obligation, evidenced by an Eligible Note, the proceeds of which have been or are to be used for the alteration, repair conversion, improvement or modernization of real property located within the continental limits of the United States of America.

     b. "Eligible Note" or "Note" means any written evidence of obligation, including a note, bond, mortgage or indenture which:

          (1) Bears the genuine signature of the Borrower and all other parties to the instrument, is complete and regular on its face, and is valid and enforceable against the Borrower; and

          (2) Contains an acceleration clause which provides for acceleration of maturity either automatically or at the option of the holder, in the event of default in payment of any installment upon the due date thereof; and

          (3) Contains payment and maturity requirements meeting the following specifications: The Note shall be payable in approximately equal monthly installments, the first of which shall fall due within six months and the last within sixty months and 32 days from the date of the Note. If the principal income of the Borrower is derived from a seasonal operation or business, the Note may be made payable in installments corresponding with the seasonal variation in Borrower's income shown on his application, for credit; provided the first installment is payable within twelve months of the date of the Notes and further, provided that the sum of installments to be paid in any year subsequent to the first year shall not be greater than the proportion of the total debt which is to be paid in the first year; and further provided that a token payment is due in each off-season month; and

          (4) Is for an amount such that the net proceeds, as defined below, of such note plus the then unpaid net proceeds of any other loans insured by the Company made by the Assured to the individual Borrower making the note are not in excess of $5,000.00, except that specified notes for greater amounts may be insured hereunder upon endorsement of this policy specifically insuring such notes.

     c. "Borrower" means one, whether individual, partnership, corporation or other legal entity, who applies for and receives a Loan, evidenced by an Eligible Note, and whose interest in the real property to be improved is:

          (1) A fee title; (2) a life estate; (3) a leasehold estate having a fixed term expiring after the maturity of the Note; or (4) an equitable interest under a contract or deed of trust to create an interest in real property of the character described in (1),
               (2) or (3). No such person shall be accepted by the Assured as a Borrower if such person is past due more than fifteen days as to the payment of an obligation owed the Assured or any obligation insured by the Company or is past due more than thirty days as to the payment of any other indebtedness evidenced by a note, bond or contract signed by such person and the Assured through its usual credit investigation is placed on notice of such fact or facts, unless other circumstances known to the Assured make a loan to such person a credit risk acceptable to a prudent lender.

     d. "Payment" or "Installment" means a deposit by the Borrower with the Assured of funds which represent the full or partial repayment of a Loan according to the terms of the Note evidencing such Loan.

     e. "Default" means the failure of the Borrower to make any payment to the Assured at the time and in the manner and amount specified in the Note evidencing the Loan.

     f. "Date of Default" means the earliest date upon which an installment or payment was due which was not paid by the Borrower according to the terms of the Note.

     g. "Loss" means the amount payable to the Assured by the Company as provided in paragraph 5 hereof.

     h. "Net Proceeds" means the amount of the loan actually made or the purchase price of the note, exclusive of finance charges, fees, and other deductions.

2.   CONDITIONS PRECEDENT TO RECOVERY

     Prior to leaking a Loan, the Assured shall obtain a dated credit application fully executed by the Borrower. The credit application supplemented by such other information as the Assured deems necessary, must, in the judgment of the Assured, clearly show the Borrower to be solvent, with reasonable ability to repay the Loan, and in other respects a reasonable credit risk. If, after the Loan is made, the Assured discovers any material misstatements in the credit application, or misuse of the proceeds of the Loan by the Borrower, the Assured shall promptly report such discovery to the Company.

     The Assured shall exercise due diligence in disbursing proceeds of loans and in effecting collections and shall service its Loans in accordance with acceptable practices of prudent lending institutions.

     All payments received on account of the Note, except late charges, must be applied to the maturing installments in their order, except that any sum received by the Assured in excess of three advanced monthly payments shall be credited to the final installments in the absence of specific written instructions from the Borrower to do otherwise.

     Claim may be made after Default provided written demand has been made on the Borrower for the full unpaid balance of the Note. The Company reserves the right to require the Assured to reduce the Note to judgment subject to the limitations of the terms of the Note.

3.   NOTICE OF DEFAULT AND FILING OF CLAIMS FOR LOSS

     Should a Default continue the a period of 90 days, notice thereof must be filed with the Company monthly thereafter, on the form prescribed by the Company until the Default is cured or a claim of Logs filed. A claim for Loss may be filed as to an individual Loan at any time after Default but in no event later than six months after Default unless the Company shall grant an extension of the claim period in writing. Claims shall be filed on Proof of Loss forms provided by the Company, which shall include an assignment of the Assured's interest in the defaulted Note to the Company or such other person as may be designated by the Company as assignee.

4.   PAYMENT OF LOSS

     All adjusted claims shall be paid or made good within thirty days after presentation of satisfactory evidence of Loss to the Company.

5.   LIMIT OF LOSS

     In addition to the limitations heretofore set out, the Company shall be obligated to pay hereunder only the full unpaid balance of the Note or of the actual purchase price thereof, whichever is lesser, less the unearned discount thereon, plus

     a. uncollected earned interest to date of Default and interest at the rate of 4% per annum from the date of Default to the date of presentation of Proof of Loss; plus

     b. uncollected court costs (including fees paid for issuing, serving and filing summons); plus

     c.   attorneys' fees actually paid, not exceeding:

          (1) 25 percent of the amount collected by the attorney on the defaulted Note provided the Assured does not waive its claim against the Borrower for such fees; plus

          (2) $25.00 or 15 percent of the balance due on the Note, whichever is the lesser, if a judgment is secured by suit, or $10.00 or 15 percent of the balance due on the Note, whichever is the lesser, if a judgment is secured by confession after default; plus

          (3) $50.00 plus 5 percent of the balance due on the Note as an additional fee where the action is contested and judgment is obtained;

     less any part of the foregoing amounts which the Assured has collected from others, or which the Assured can collect from a reserve or holdback funds in its hands.

6.   SUBROGATION

     In the event any payment under this Policy, the Company shall be subrogated to all of the Assured's rights of recovery against the Borrower and any other person or organization liable under the terms of the defaulted Note and against any reserve or holdback funds in its hands, and the Assured shall execute and deliver at the request of the Company instruments and papers and do whatever else is necessary to transfer, assign and secure such rights. The Assured shall do nothing after Loss to prejudice such rights, and the execution by the Assured of a release or waiver of the right to collect the unpaid balance of a Loan shall equally release the Company from any further obligation under this Policy as to said Loan, anything in this Policy to the contrary notwithstanding.

7.   TRANSFER OR PREPAYMENT OF LOANS REPORTED FOR INSURANCE

     All liability under this Policy with respect to any individual loan shall terminate upon sale or transfer (including without limiting the generality of application of this section, transfers pursuant to, or resulting from merger or consolidation of the Assured with any other corporation or company) of such loan, or the note evidencing same to any transferee not holding a similar Policy issued by the Company.

     Such sales or transfers may be made to a transferee holding a similar Policy issued by the Company only with the prior written approval of the Company. In the event of such a sale or transfer, the continuing liability of the Company to the transferee with regard to the loan or loans sold or transferred shall be ten percent of the aggregate unpaid balance of the net proceeds of such loan or loans at the time of transfer or sale, and the aggregate limit of liability of the Company to the Assured hereunder shall be reduced by an equal amount.

     In no event will the Company refund any premium to the Assured upon the sale or transfer of any loan or loans insured hereunder.

     Nothing contained herein shall be construed to prevent the pledging of such loans, or the notes evidencing the, came, as collateral security under a hone fide loan agreement.

     In the event that the Borrower shall prepay an eligible loan for which the required premium has been paid by the Assured to the Company, upon receipt of a report of such prepayment and application for premium refund on the form prescribed by the Company, the Company shall return to the Assured a premium refund calculated according to the sum-of-the-digits method, and the aggregate cumulative liability of the Company hereunder shall be reduced by ten percent of the original net proceeds of said loan.

8.   REPORTS AND EXAMINATION

     The Company may at any time call upon the Assured for such reports as it may deem necessary and may inspect the books or the Accounts of the Assured as they pertain to the Loans reported for insurance hereunder. All Loans reported to the Company for insurance hereunder shall be identified by methods satisfactory to the Company on the records of the Assured.

9.   AMENDMENTS

     Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy. The terms of this Policy may be waived or changed only after written approval of the Company and by an endorsement signed on behalf of the Company by its President, Vice President or Secretary and countersigned by a duly authorized representative of the Company.

10.  MISREPRESENTATION AND FRAUD

     The Policy shall be void if the Assured has concealed or misrepresented any material fact or circumstance concerning this insurance or the subject thereof or in case of any fraud, attempted fraud or false swearing by the Assured touching any matter relating to this insurance or the subject thereof whether before or after a loss, or if the Assured shall make any claim which is false or fraudulent either in amount or otherwise.

11.  OTHER INSURANCE

     If at the time of Loss or Default there is any other valid and collectible insurance which would attach if this insurance had not been effected, this insurance shall apply only as excess and in no event as contributing insurance, and then only after all other insurance has been exhausted.

12.  ASSIGNMENT OF POLICY

     This Policy shall be void if assigned or transferred without the written consent of this Company, whether such transfer be voluntary or involuntary.

13.  SUIT AGAINST COMPANY

     No quit, action or proceeding for the recovery of any claim under this Policy shall he instituted or sustainable in any court of law or equity unless Proof of Loss has been duly filed with respect thereto, and unless such suit, action or proceeding be commenced within twelve months next after Default; provided, however, that if by the laws of the State within which this Policy is issued such limitation is invalid, then any such claims shall be void unless such action, suit or proceedings be commenced within the shortest limit of time permitted by the laws of such State to be fixed herein.

14.  CANCELLATION

     This Policy may be cancelled by the Assured by mailing to the Company written notice stating when thereafter such cancellation shall be effective. This Policy may be cancelled by the Company by mailing to the Assured at the address shown in this Policy or last known address written notice stating when, not less than five days thereafter, such cancellation shall be effective. The. mailing of notice as aforesaid shall be sufficient proof of notice and the effective date of cancellation stated in the notice shall become the end of the policy period. Delivery of such written notice either by the Assured or by the Company shall he equivalent to mailing.

     Cancellation of this Policy shall not affect the insurance privilege of the Assured with respect to any loan previously reported for insurance.

15.  CONFORMITY TO STATUTE

     Terms of this Policy which are in conflict with the statutes of the State wherein this Policy is issued are hereby amended to conform to such statutes.



No.  v15

Renewal of
Policy No. ______________

[LOGO]
OLD REPUBLIC
Insurance Company


        GREENSBURG, PENNSYLVANIA

            (A STOCK COMPANY)
The Bank of New York, as trustee for the benefit of the holders of Home Equity
Loan Asset Backed Certificates, Series
2006-S9 and MBIA Capital Insurance
Corporation
           New York, New York
               ISSUED TO



            CREDIT INSURANCE
                 POLICY




ICS-1C--Rev. 8/59                01/06

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation

by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



It is hereby understood and agreed that coincident with the effective date of the Policy, Page 1, Paragraph 5, Sentence 1 of the Policy is deleted in its entirety and replaced with:



      "The Company's liability for Loss with respect to any Insured Loan or Loans to an individual Borrower who defaults to the Assured hereunder shall be limited to three hundred fifty thousand dollars ($350,000.00), provided such Insured Loan meets all of the qualifications set forth in the Company's qualifying specifications for guideline underwriting and Company 'Sanctioned Guidelines' in effect on the date of such Insured Loan, unless a higher limit is specifically approved by the Company through the issuance of a Certificate of Insurance effective as of the date of the Loan."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-05A006H.0X                                                            v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



    It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1, under Provisions and Stipulations, Definition b
    (3), Sentence 1 is deleted in its entirety and replaced with:


          "Contains payment and maturity requirements meeting the following specifications: The Note shall he payable in approximately equal monthly installments, the first of which shall fall due within six months and the last within 360 months and 32 days from the date of the Note."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-06A007B.0                                                             v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1, under Provisions and Stipulations, Definition b. (4) of the Policy is deleted in its entirety and replaced with:



      "Is for an amount such that the insured Net Proceeds, as defined below, of such Note plus the then unpaid insured Net Proceeds of any other Loans insured by the Company made by the Assured to the individual Borrower making the Note are not in excess of Three Hundred Fifty Thousand Dollars (350,000,000), and that (b) such insured Note meets the Company's qualifying specifications for underwriting and Company 'Sanctioned Guidelines' in effect on the day of the Loan, except that specified Notes for greater amounts may be insured hereunder upon the issuance by the Company of a certificate of insurance specifically insuring such Notes."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-06A008H.0X                                                            v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



     It is hereby understood and agreed that coincident with the effective date of the Policy, Page 1, Paragraph 2, Sentence 2 and Paragraph 3 are deleted in its entirety and replaced with:


          "The coverage afforded by this Policy shall attach to a particular Loan commencing with the first premium payment by the Assured to the Company for such Loan.

          "The Assured shall pay the Company a monthly premium as endorsed hereunder on the unpaid balance outstanding at the beginning of every month of any Loan reported for insurance. The premium shall be payable on the 25th day of every month in which there is an unpaid balance outstanding on a Loan reported for insurance. The first premium payment shall be due on the date upon which the Loan is reported for insurance."



Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-03A001A.0X                                                            v.060127

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



     It is hereby understood and agreed that coincident with the effective date of the Policy, Page 1, is supplemented as follows:


          "Notwithstanding any terms to the contrary in the Policy and each endorsement thereto, the Company acknowledges that the duties and obligations of the Assured under the Policy will be performed by the servicer of the Loans and not by the Assured, other than the duty to pay the premium which shall remain with the Assured. The Company will treat such servicer as the Assured for all such purposes under the Policy. The Assured shall remain the beneficiary of any payments made by the Company under the Policy."



Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-99A015A.0SO                                                           v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

This endorsement is issued in consideration of the Assured's request for the change in mode of premium permitted herein.

It is hereby understood and agreed that coincident with the effective date of the Policy, Section 7 under Provisions and Stipulations is deleted in its entirety and replaced with:

     "All liability for Loss under this Policy with respect to any individual Loan shall terminate upon sale or transfer of such Loan (including, without limiting the generality of application of this section, transfers pursuant to or resulting from merger or consolidation of the Assured with any other corporation or company). Such sales or transfers may be made to a transferee holding a similar Policy issued by the Company only with the prior written approval of the Company.

     In no event will the Company refund any premium to the Assured upon the sale or transfer of any Loan or Loans insured hereunder.

     In the event of a sale or transfer, the cumulative liability for Loss for the applicable Policy Period shall be reduced by ten percent (10%) of the Net Proceeds of all such Loans. If at the time of any sale or transfer of Loans the Losses paid by the Company exceed the reduced cumulative liability for Loss for the applicable Policy Period, the Assured shall refund such excess to the Company within thirty (30) days of the Company's invoice and the Company shall have no further liability for Loss for that Policy Period.

     Nothing contained herein shall be construed to prevent the pledging of such Loans as collateral security under a bona fide loan agreement."

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-12A018A.0X                                                            v.060906

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania




     It is hereby understood and agreed that coincident with the effective date of the Policy, Section 2 under Provisions and Stipulations, Paragraph 4, Sentence 2, which reads:

          The Company reserves the right to require the Assured to reduce the Note to judgment subject to the limitations of the terms of the Note."

     is deleted in its entirety.




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-06A026A.0X                                                            v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania









          It is hereby understood and agreed that coincident with the effective date of the Policy, Section 5.a. under Provisions and Stipulations is deleted in its entirety and replaced with:

               "uncollected earned interest shall be paid to the date of presentation of proof of Loss; plus".




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-10A027B.0                                                             v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


     It is hereby understood and agreed that coincident with the effective date of the Policy, Section 6, Sentence 1 is deleted in its entirety and replaced with.


               In the event of any payment under this Policy, the Company shall be subrogated to all of the Assured's rights of recovery against the Borrower and any other person or organization liable under the terms of the defaulted Note and the Assured shall execute and deliver at the request of the Company instruments and papers and do whatever else is necessary to transfer, assign and secure such rights."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-11A028A.0SO                                                           v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



     It is hereby understood and agreed that coincident with the effective date of the Policy, Section 2, paragraph 3, sentence 1 under Provisions and Stipulations is deleted in its entirety and replaced with


          "All payments received on account of the Note, except late charges, must be applied to the maturing installments in their order in the absence of specific written instructions from the Borrower to do otherwise."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-06D033A.0X                                                            v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



It is hereby understood and agreed that coincident with the effective date of the policy Page 1, Paragraph 3, Sentence 1 is modified to read:


          The Assured shall pay the Company a monthly premium as indicated on the attached Schedule A on the unpaid balance outstanding at the beginning of every month of each Loan reported for insurance.









Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-03A0121S.0                                                            v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania





     It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1 under Provisions and Stipulations, Definition c. of the Policy is deleted in its entirety and replaced with:



          "'Borrower' means one, whether individual, partnership, corporation or other legal entity, who applies for and receives a Loan, evidenced by an Eligible Note."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-10A049A.0SO                                                           v.060328

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1, Definition a., under Provisions and Stipulations is deleted in its entirety and replaced with:


          "'Loan' means an advance of funds, evidenced by an Eligible Note, the proceeds of which have been or are to be used for any lawful purpose, located within the United States of America."











Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-06A081A.0SO                                                           v.060328

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


It is hereby understood and agreed that coincident with the effective date of the Policy, Section 5, Sentence 1 under Provisions and
Stipulations is deleted:



          "or of the actual purchase price thereof, whichever is lesser, less the unearned discount thereon,"




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-10A082A.0SO                                                           v.060328

                                  ENDORSEMENT


This endorsement, effective December 20, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania




       It is hereby understood and agreed that coincident with the effective date of the Policy, Section 4 under Provisions and Stipulations is deleted in its entirety and replaced with:


          All Losses shall be paid or made good within thirty days after presentation of satisfactory evidence of Loss to the Company.




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-09A083A.0SO                                                           v.060328

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



       It is hereby understood and agreed that coincident with the effective date of the Policy, Section 9, Sentence 2 under Provisions and Stipulations is deleted in its entirety and replaced with:


          The terms of this Policy may be waived or changed only after written approval of the Company and by an Endorsement signed on behalf of the Company by its President, Vice President or Secretary and countersigned by a duly authorized representative of the Company. Such endorsement shall only be effective with respect to Loans that are reported for insurance after the effective date of that endorsement."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-14A084A.0X                                                            v.051101

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



        It is hereby understood and agreed that coincident with the effective date of the Policy, Section 13 is amended as follows:


          The word "Default" is replaced with the term "Proof of Loss has been filed".






Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-17A085A.0SO                                                           v.060328

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



       It is hereby understood and agreed that coincident with the effective date of the Policy, the following language in Section 5, under Provisions and Stipulations is deleted:


            "less any part of the foregoing amounts which the Assured has collected from others, or which the Assured can collect from a reserve or holdback funds in its hands."


        and replaced with:

            "unless agreed to by the Company."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-10A086A.0X                                                            v.060823

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

This endorsement is issued in consideration of the Assured's request for the change in mode of premium permitted herein.


     It is hereby understood and agreed that coincident with the effective date of the Policy, Section 14 under Provisions and Stipulations, Paragraph 2 is deleted in its entirety and replaced with:




               "Cancellation of this Policy by the Company shall not affect the insurance coverage on Loans previously reported to the Company for insurance pursuant to the fourth paragraph of the Policy, and the Assured shall continue to remit monthly premium payment with respect to all such Loans."




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-18A088S.0X                                                            v.060329

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1 under Provisions and Stipulations is supplemented by adding an additional definition as follows:

     i. "Physical Damage" means any unrestored or unremediated tangible injury, other than reasonable wear and tear, to the real property that collateralizes the Loan whether caused by accident or otherwise, including, but not limited to, physical injury to or destruction of the property, defects in construction, land subsidence, earth movement or slippage, earthquake, flood, or any other act of God, riot, insurrection, civil strife, or acts of terrorism or war, that materially affects the use, marketability or value of the property. For the purposes of this definition, "materially" means that the total costs of restoration or remediation of the property due to such injury is at least $1500.00.




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-06A102A.0P                                                            v.060808

                                  ENDORSEMENT


This endorsement, effective December 1, 2006, forms a part of Policy No. V 21 issued to  The Bank of New York, as Trustee for the benefit of the holders of the Equity Loan Asset Backed Certificates, Series 2006-S9 and MBIA Insurance Corporation


by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania




     It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1 (e) under Provisions and Stipulations is deleted in its entirety and replaced with:


          "Default" means the failure of the Borrower to make any payment to the Assured at the time and the manner and amount specified in the Note evidencing the Loan, provided the failure occurs after the date the Loan is reported for insurance hereunder and before Physical Damage to property collateralizing the Loan occurs.




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------




1-06A103A.0P                                                            v.060808

                         [graphics omitted] Countrywide


                             Final Guideline Update

-------------------------------------------------------------------------------

Last Revision Date:  11/24/2006

                             ASSOCIATED BULLETIN(S)

-------------------------------------------------------------------------------
Product Change Number

Bulletin Number

Link to Bulletin
-------------------------------------------------------------------------------

                        SECTION 24: Home Equity Products

                      24.10: HELOCs and Fixed Rate Seconds

-------------------------------------------------------------------------------
Overview

     This section of the Loan Program Guide includes the guidelines for the Home Equity Line of Credit (HELOC) and fixed rate second products.

Special Requirements
--------------------

     Countrywide's Loan Underwriting Expert System (CLUES) usage is required. Please note that CLUES may accept loans that exceed credit ratio and reserve guidelines when strong copmpensating factors are present. When it does, an explanation of the Accept decision is provided in the CLUES output. Loans not receiving a CLUES Accept that may be manually underwritten must meet all published loan program guidelines.

Eligible Occupancy Types
------------------------

-------------------------------------------------------------------------------
       Occupancy Type            HELOC               Fixed Rate Second
-------------------------------------------------------------------------------
Owner-Occupied                  Allowed                   Allowed
-------------------------------------------------------------------------------
Second Home                     Allowed                   Allowed
-------------------------------------------------------------------------------
Investment                      Allowed                   Allowed
-------------------------------------------------------------------------------

[graphic omitted] OLD REPUBLIC
                  Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Maximum CLTV
------------

Owner-Occupied



--------------------------------------------------------------------------------- --------------------------------------------------
                        Full/Alt/Streamlined Documentation                                     Reduced Documentation
--------------------------------------------------------------------------------- --------------------------------------------------
Property Type              Gold        Preferred         Flex         Expanded          Gold        Preferred         Flex
                      Credit Score   Credit Score   Credit Score    Credit Score    Credit Score  Credit Score   Credit Score
                       >=700           >=660            >=620           >=580          >=700          >=660           >=620
---------------------------------------------------------------------------------- -------------------------------------------------
  Attached/            100%            100%             100%             90%          100%            100%           100%
  Detached SFRs
  Attached/
  Detached PUDs
  Low/High-Rise
  Condos
  2-Units
---------------------------------------------------------------------------------- -------------------------------------------------
  3-4 Units            100%             95%              95%         Not Allowed       95%             95%            90%
---------------------------------------------------------------------------------- -------------------------------------------------

Second Home

------------------------------------------------------------------ -----------------------------------------------------------------
                        Full/Alt/Streamlined Documentation                             Reduced Documentation
------------------------------------------------------------------ -----------------------------------------------------------------
Property Type              Gold        Preferred         Flex           Gold        Preferred         Flex
                      Credit Score   Credit Score   Credit Score    Credit Score  Credit Score   Credit Score
                          >=700         >=660           >=620           >=700        >=660            >=620
------------------------------------------------------------------ -----------------------------------------------------------------
  Attached/Detach        100%          100%              95%            100%          100%             90%
  SFRs
  Attached/Detach
  PUDS
  Low/High-Rise
  Condos
------------------------------------------------------------------------------------------------------------------------------------
  2-4 Units                                                         Not Allowed
------------------------------------------------------------------------------------------------------------------------------------

Investment

------------------------------------------------------------------ -----------------------------------------------------------------
                        Full/Alt/Streamlined Documentation                              Reduced Documentation
------------------------------------------------------------------ -----------------------------------------------------------------
Property Type              Gold        Preferred         Flex            Gold        Preferred         Flex
                      Credit Score   Credit Score   Credit Score     Credit Score  Credit Score   Credit Score
                          >=700         >=660           >=620            >=700        >=660            >=620
------------------------------------------------------------------ -----------------------------------------------------------------
  Attached/Detached      95%            95%              90%             95%             95%            90%
  SFRs
  Attached/Detached
  PUDs
  Low/High-Rise
  Condos
  2-Units
------------------------------------------------------------------------------------------------------------------------------------
  3-4 Units              95%             90%              90%             95%           90%             90%
------------------------------------------------------------------------------------------------------------------------------------

[graphic omitted] OLD REPUBLIC
                  Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Minimum Loan/Initial Draw Amount
--------------------------------

           ------------------------------------------------------------------------------------------------------
                                                 HELOCs [2]                           Fixed Rate Seconds [2]
                         ---------------------------------------------------  ----------------------------------
                                     Stand Alone               Concurrent
                         ---------------------------------------------------      Stand Alone      Concurrent
                               Cost        No Cost[1]      Cost     No Cost
                         ---------------------------------------------------  ----------------------------------
           Minimum Loan  o  $7,500 or state requirement    $7,500 or state    o  $7,500 or state     $7,500
           Amount            (with add-on)                   requirement         requirement (with
                         o  $15,000 or state requirement                         add-on)
                            (without add-on)                                  o  $15,000 or state
                                                                                 requirement (with
                                                                                 add-on)
           ------------------------------------------------------------------------------------------------------
           Draw          None required     $7,500           None Required     Not applicable as the entire loan
           Requirement                     ($30,000 if line                   amount is disbured at funding.
                                           > $100,000)
           ------------------------------------------------------------------------------------------------------
           Small Loan    Loan amounts between                 None             Loan amounts between    None
           Amount        $7,500 and $14,999 are                                $7,500 and $14,999 are
           Pricing       allowed, subject to pricing                           allowed, subject to
           Add-ons       add-ons.                                              pricing add-ons.
           ------------------------------------------------------------------------------------------------------



     Restrictions

        o [1]For no closing cost HELCOs, the minimum initial draw must remain outstanding for 180 days. If the borrower makes a principal reduction below the minimum draw requirement, the borrower will be charged the third party costs incurred at closing for which CFC originally paid.
        o [2] Loan and draw amounts are further limited by state restrictions as follows:
               [ ] Arizona:  Loan/line amount must be > $10,100.
               [ ] Connecticut:  Cost: Initial draw for a HELCO is $5,100.
               [ ] Kentucky:  Loan/line amount and initial draw must be $15,100.


Maximum Loan/Line Amount
------------------------

         -------------------------------------------------------------------------------------------------------------------------
                                                     Credit Score Classification
         -------------------------------------------------------------------------------------------------------------------------
             CLTV                Gold                       Preferred                    Flex                   Expanded
                           Credit Score >= 700          Credit Score >= 660        Credit Score >= 620      Credit Score >= 580
         ------------------------------------------ ------------------------------------------------------ -----------------------
                         Full/Alt/       Reduced      Full/Alt/       Reduced     Full/Alt/      Reduced          Full Doc
                        Streamlined        Doc       Streamlined        Doc      Streamlined       Doc              Only
         ------------------------------------------ ------------------------------------------------------ -----------------------
          CLTV <= 100%     $500,000      $500,000      $500,000      $500,000      $250,000      $250,000       Not Allowed
         ------------------------------------------ ------------------------------------------------------ -----------------------
          CLTV <=95%       $750,000      $750,000      $500,000      $500,000      $500,000      $500,000       Not Allowed
         ------------------------------------------ ------------------------------------------------------ -----------------------
          CLTV <=90%     $1,000,000    $1,000,000    $1,000,000    $1,000,000    $1,000,000    $1,000,000       $200,000
         ------------------------------------------ ------------------------------------------------------ -----------------------
          CLTV <=80%     $2,000,000    $2,000,000    $1,000,000    $1,000,000    $1,000,000    $1,000,000       $200,000
         ------------------------------------------ ------------------------------------------------------ -----------------------
          CLTV <=70%     $2,000,000    $2,000,000    $2,000,000    $2,000,000    $1,000,000    $1,000,000       $200,000
         -------------------------------------------------------------------------------------------------------------------------


[graphic omitted] OLD REPUBLIC
                  Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Eligible/Ineligible Senior Liens
--------------------------------

     The purpose of this section is to assist structuring potential concurrent transactions. THE STRICTER OF FIRST AND SECOND MORTGAGE GUIDELINES PREVAIL. ALWAYS REFER TO THE CONVENTIONAL LENDING PROGRAMS AND TECHNICAL UNDERWRITING MANUALS FOR ADDITIONAL REQUIREMENTS.

     When a loan is not eligible for concurrent closing, but is allowed on a standalone basis, the application must be dated at least one day after the funding of the first mortgage.

----------------------------------------------------------------------------------------------------------------------
               First Lien                               Piggyback                             Standalone
----------------------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgage Loans [2]                         Yes                                   Yes
----------------------------------------------------------------------------------------------------------------------
Balloon Loans                                              No                                    Yes
----------------------------------------------------------------------------------------------------------------------
Fixed Period ARMs [2]                                      Yes                                   Yes
----------------------------------------------------------------------------------------------------------------------
Fixed Rate [2]                                             Yes                                   Yes
----------------------------------------------------------------------------------------------------------------------
Potential Negative Amortization                            Yes                                   Yes
Loans
                                          o Allowed behind CFC Pay Option        Maximum adjusted CLTV 100%,
                                          o Maximum LTV/ (unadjusted) CLTV:      Priced based on the adjusted CLTV[1]
                                            80%/90%
                                          o Maximum LTC for second liens is 20%
                                          o Maximum adjusted CLTV 103%, priced
                                            based on the unadjusted CLTV[1]
----------------------------------------------------------------------------------------------------------------------

Notes
     o [1] The maximum adjusted CLTV is calculated using the original loan amount balance of the first plus the maximum negative amortization plus the amount of the second lien. Refer to the first mortgage note to determine the maximum potential amortization.
     o [2] When there is a standard and interest only option for the same product, unless called out separately the guidelines apply to both options.
     o CFC Sub-Prime and FHA/VA are eligible first liens for standalone transactions. The second lien must be full/at doc behind a subprime first lien.
     o Ineligible liens: All inclusive trust deed, first lien HELOCs, Cal Vet, land contracts, private party, reverse mortgages, recapture lien, REOs, Texas (a)(6), ARM/negative amortization loans without caps.


[graphic omitted] OLD REPUBLIC
                  Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Borrower Qualification for all First Liens (Both Piggyback & Standalone)

----------------------------------------------------------------------------------------------------------------------
                                                    First Lien Type
----------------------------------------------------------------------------------------------------------------------
       Fixed Rate           Fixed Period ARM            1-Year or            1-Month and/or      Potential Negative
  (Including Interest     (Including Interest          6-Month ARMs         6-Month Interest            ARMs
         Only)                   Only)                                           Only
----------------------------------------------------------------------------------------------------------------------
Note rate                3/1 or if fewer than     Fully indexed rate or   Note rate plus 2%.    Greater of 4.25% or
                         36 months are            note rate plus 2%,                            the fully indexed
                         remaining in the         whichever is higher.                          rate.
                         fixed period:
                         Note rate plus 2%.

                         If more than 36 months
                         are remaining in the
                         fixed period: Note
                         rate.

                         Adjustable period: The
                         fully indexed rate or
                         note rate, whichever
                         is higher.
----------------------------------------------------------------------------------------------------------------------

Notes

     o For interest Only First Mortgage Types : The Interest Only payment based on the qualifying rate should be used if there are 36 or more Interest Only payments remaining. All other times, use the fully amortized payment calculated using the qualifying rate (shown above), the outstanding principal balance, and the remaining term after the end of the Interest Only Period.

Eligible Finance Types
----------------------

-------------------------------------------------------------------------------
        Finance Types      Owner-Occupied       Second Home        Investment
-------------------------------------------------------------------------------
Purchase, Rate and Term        Allowed            Allowed           Allowed
-------------------------------------------------------------------------------
Cash-Out                       Allowed            Allowed           Allowed
-------------------------------------------------------------------------------

[graphic omitted] OLD REPUBLIC
                  Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Rate/Payment Information
------------------------

----------------------------------------------------------------------------------------------------------------------
                                   HELOCs                                    Fixed-Rate Seconds
----------------------------------------------------------------------------------------------------------------------
Introductory/Start Rate            A lower introductory rate may be          Note rate
                                   available
----------------------------------------------------------------------------------------------------------------------
Note Rate Qualification            Fully indexed rate                        Note rate
----------------------------------------------------------------------------------------------------------------------
Index                              Prime rate                                Not Applicable
----------------------------------------------------------------------------------------------------------------------
Interest Rate Cap                  Program rate maximum:  18%                Note rate

                                   Note the following:                       Note the following:

                                   o  NC and NY (NOO):  16%                  o  TN state legal maximum:  24% (this
                                   o  NC state law maximum:  The greater        rule applies for terms
                                      of 16% or 6-month T-bill + 6%             <=180 months)
                                   o  FL:  17%                               o  TX:  10% APR
                                   o  TN:  lower of 18% or prime + 4%        o  NC (NOO):  Loans <25,000 - 16%
                                      (prime + 4% is a cap that floats       o  NC state law maximum:  The greater of
                                      with prime for the life of the loan)      16% or 6-month T-bill + 6%
                                                                             o  NY (NOO):  16%
----------------------------------------------------------------------------------------------------------------------
Payment Rate Adjustment            o  First day of the calendar month,       o  There is no rate adjustment.
                                      effective the first day of the         o  Payment is due on the first of each
                                      billing cycle (beginning after the        month, with a minimum of 30 days
                                      "discounted" rate has expired, if         from loan closing.
                                      applicable).
                                   o  Payment is due on the 15th of each month.
----------------------------------------------------------------------------------------------------------------------
Conversion Option                              Not Allowed                               Not Allowed
----------------------------------------------------------------------------------------------------------------------

Product Fees
------------

     The following identifies the pertinent servicing fees that may be assessed under this program.

          o HELOCs: An account termination or annual maintenance fee may apply.
          o    Fixed rate seconds: A prepayment penalty may apply.


[graphic omitted] OLD REPUBLIC
                  Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Property Valuation Requirements
-------------------------------

----------------------------------------------------------------------------------------------------------------------
                         Copy of Full          AVM              Desk Review          2055E            Full Appraisal
                           Appraisal                            (ValueGrid)        (Exterior
                                                                                   Appraisal)
----------------------------------------------------------------------------------------------------------------------
Maximum Line Amounts  <=$100,000         o  <=$250,000       o  <=$250,000      o  <=$250,000       <=$2 million
                                            (700+)              (700+)             (700+)
                                         o  <=$100,000       o  <=$100,000      o  <=$100,000
                                            (620-699)           (660-699)          (620-699)
----------------------------------------------------------------------------------------------------------------------
Maximum Property      <=$750,000         o  <=$700,000       o  <=$700,000      o  <=$700,000       None
Values                                      (100% CLTV)         (100% CLTV)        (100% CLTV)
                                         o  <=$1m (90% CLTV  o  <=$1m (100%     o  <=$1m (90% CLTV
                                            & 700+)             CLTV & 700+)       & 700+)
----------------------------------------------------------------------------------------------------------------------
Minimum Property      None               $100,000            None               None                None
Values
----------------------------------------------------------------------------------------------------------------------
Restrictions          o  660+:  Less     o  2-4 units:       o  Allowed only    2-4 units:  Not     o  Owner-occupied
                         than 1 year        Not Allowed         when AVM not    Allowed                only on loan
                         Old.            o  West Virginia,      available                              amounts
                      o  620+:  Less        Kansas, Clark    o  2-4 units:                             >$500,000
                         than 6 months      County, NV:         Not Allowed
                         old or 12          Not Allowed      o  West                                o  Field review
                         months old                             Virginia,                              may be
                         with recert.                           Kansas, Clark                          required for
                                                                County, NV:                            <660 FICO
                                                                Not Allowed
----------------------------------------------------------------------------------------------------------------------

Determining Value
-----------------

     o Purchase transactions -or- properties owned <12 months: the CLTV should be based on the lesser of the purchase price or the current property valuation.
     o Properties owned >12 months: The CLTV should be based on the current property valuation.

  Note

  Properties eligible for 6 months to less than 12 months seasoning requirements cannot exceed 7% annualized appreciation.

Title Requirements
------------------

----------------------------------------------------------------------------------------------------------------------
Requirement               Legal & Vesting        Insured Legal &         Title Search           Full ALTA Policy
                                                 Vesting
----------------------------------------------------------------------------------------------------------------------
Max Line Amounts              $50,000               <=$250,000              <=$250,000               None
----------------------------------------------------------------------------------------------------------------------
Min FICO                        700                    620                     None                  None
----------------------------------------------------------------------------------------------------------------------
Geographic Restrictions   o  Florida             o  Delaware             o  Florida                  None
                          o  Texas               o  Texas                o  Oregon (L/A >
                          o  Vermont                                        $50,000)
                                                                         o  Texas
----------------------------------------------------------------------------------------------------------------------

  Notes

  Legal and vesting requires underwriting of credit report to ensure no second liens exist, and an executed borrower's agreement affirming no other liens exists.

Credit
------

Usable Credit Scores

     All borrowers must meet the credit score requirements as shown in the CLTV tables.

     For a credit score to be considered usable:



[graphic omitted] OLD REPUBLIC
                  Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

     o    The borrower must have a minimum of a 24 month credit history.
     o    A minimum of four tradelines must be established.

Acceptable Credit History

     The overall credit history is reviewed in addition to the specific requirements outlined below.

----------------------------------------------------------------------------------------------------------------------
Credit Score                           Gold                         Preferred                      Flex
                                Credit Score >=700            Credit Score >= 660            Credit Score >= 620
----------------------------------------------------------------------------------------------------------------------
Tradelines                             Minimum of 4                 Minimum of 4                 Minimum of 4
----------------------------------------------------------------------------------------------------------------------
Mortgage Lates (30 day)                0 x 24 months                0 x 12 months                1 x 12 months
----------------------------------------------------------------------------------------------------------------------
Consumer Lates (30 day)                            0 x 12 months [1]                             3 x 12 months
----------------------------------------------------------------------------------------------------------------------
CCCS                              Greater than 2 years and re-established credit. Active participants not allowed.
----------------------------------------------------------------------------------------------------------------------
Bankruptcy or Foreclosure       Discharged or dismissed at   Discharged or dismissed at least 5 years and
                                least 7 years and            re-established credit
                                re-established credit
----------------------------------------------------------------------------------------------------------------------
Tax liens, Judgments,                                 With prior approval only when over $200.
Collections, Charge-Offs                                      All must be paid at closing.
(open or paid within the last
12 months)
----------------------------------------------------------------------------------------------------------------------

Note

[1] There is no limit to consumer credit delinquencies if the credit score meets the requirement for the program (Gold and Preferred programs only).

Cash Reserves
-------------

----------------------------------------------------------------------------------------------------------------------
                    Documentation Type                                       Reserve Requirement [1]
----------------------------------------------------------------------------------------------------------------------
Full/alt/streamlined                                         None
----------------------------------------------------------------------------------------------------------------------
Reduced [2]                                                  o  Owner-occupied:  3 months P&I
                                                             o  Other:  6 months P&I
----------------------------------------------------------------------------------------------------------------------


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

  Notes

     o [1] PITI of total housing including the first and second liens. Reserves can be verified by two months bank statements or VOD.
     o    Reserves may not be required with a CLUES Accept.
     o When multiple loans are concurrently closed for the same borrower(s), each loan must individually meet the reserve requirements.

Ratios
------

     Maximum 50%. DTI ratios may be up to 55% with a CLUES Accept.

Eligible/Ineligible Borrowers
-----------------------------

     o    U.S. citizen: Valid social security number required.
     o    Permanent resident alien and inter vivos revocable trust: Allowed
     o Non-permanent resident alien: Allowed on owner-occupied or second homes only
     o    Foreign national: Not allowed
     o    Non-occupant co-borrower: See requirements following

  Note

  Additional eligibility and documentation requirements may apply.

Non-Occupant Co-Borrower

  If income from non-occupant co-borrowers is to be used to qualify without respect to the owner-occupant's debt ratio, then the second lien must be underwritten and committed to second home guidelines (regardless of guidelines used for the first lien). The following criteria applies:

     o Occupant and non-occupant are immediate family members (parent, child, or sibling).
     o    Purchase, rate and term refinance only (loan purpose on first lien).
     o    90 percent maximum CLTV
     o    No cash-out available at funding of second lien.

  For reduced doc, non-occupant co-borrowers are only allowed if the subject property is the borrower's owner-occupied principal residence.

Eligible/Ineligible Properties
------------------------------

--------------------------------------------------------------------------------
                  Eligible Properties                    Ineligible Properties
--------------------------------------------------------------------------------
o  Detached SFRs [1]                      o  Commercial/mixed use properties
o  Attached SFRs                          o  Condotels
o  Attached PUDs                          o  Cooperatives (co-ops)
o  Detached PUDs [1]                      o  Manufactured homes
o  Condos (low/high-rise)
o  2-4 units
o  Non-warrantable Condos [2]
--------------------------------------------------------------------------------

  Note

  [1] Detached SFRs/PUDs include modular, panelized and prefabricated homes. [2] Non-warrantable condos: Full, alt or reduced doc only.

Geographic Restrictions
-----------------------

     o    Arkansas: HELOCs and fixed rate seconds not allowed
     o    Maine, South Carolina: Fixed rate second balloon loans not allowed
     o New Jersey, Texas: IO fixed rate second (closed-end) loans not allowed
     o    Indiana, Texas: IO fixed rate second balloon loans not allowed


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Documentation Requirements
--------------------------

Income Documentation Requirements

------------------------------------------------------------------------------
Doc Type             Owner-Occupied        Second Home        Investment
------------------------------------------------------------------------------
Full                    Allowed              Allowed            Allowed
------------------------------------------------------------------------------
Alternate               Allowed              Allowed            Allowed
------------------------------------------------------------------------------
Streamline              Allowed              Allowed            Allowed
------------------------------------------------------------------------------
Reduced                 Allowed              Allowed            Allowed
------------------------------------------------------------------------------

Notes

     o Certain restrictions may apply. Refer to Maximum Loan/Line Amount table above for further information.
     o For details on Super Streamline requirements, see LPG 24.25: Super Streamline Second.

Documentation Type

----------------------------------------------------------------------------------------------------------------
                              Full/Alt                    Streamlined                Reduced "SIVA"
----------------------------------------------------------------------------------------------------------------
Income/Employment (Salaried)  o  1 month paystub          o  1 month recent paystub  o  Income stated
                              o  2 years W2 or VOE        o  Verbal VOE              o  2 years verbal VOE
                              o  VOE or verbal VOE
----------------------------------------------------------------------------------------------------------------
Income/Employment (Self       o  2 years personal and     o  Recent Year Tax Return  o  Income stated
Employed)                        business tax returns     o  2 years verification of o  2 years verification of
                              o  YTD P&L within 5 months     self-employment            business
                              o  FNMA SE analysis         o  Verbal VOE
----------------------------------------------------------------------------------------------------------------
Assets                        2 months bank statements    2 months bank statements   2 months bank statements or
                              or VOD (only if assets      or VOD (only if assets     VOD
                              are needed to qualify)      are needed to qualify)
----------------------------------------------------------------------------------------------------------------
Reserves                      Not required                Nor required               o  Owner-occupied: 3 months
                                                                                        P&I
                                                                                     o  Other: 6 months P&I
----------------------------------------------------------------------------------------------------------------
Form 4506                     o  Salaried: Not required   o  Salaried: Not required     Not required
                              o  Self-employed: Required  o  Self-employed: Required
----------------------------------------------------------------------------------------------------------------


Assumability
------------

  Not allowed.

Temporary Buydowns
------------------

  Not permitted.


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Spot Relocation
---------------

Allowed with the following restrictions:

     o    Owner-occupied
     o    Full/alt doc

Project Warranty
----------------

----------------------------------------------------------------------------------------------------------------------
      Eligible Programs                    Gold                       Preferred                      Flex
                                    Credit Score >= 700          Credit Score >= 660          Credit Score >= 620
----------------------------------------------------------------------------------------------------------------------
CFC first lien (age <= 12                    Condo/PUD documentation waived                 Standard Fannie Mae or
months)                                                                                           Freddie Mac
----------------------------------------------------------------------------------------------------------------------
CFC first lien (age > 12                                 Standard Fannie Mae or Freddie Mac.
months) or; Non-CFC first
lien or; Documentation that
exceeds the age limitation
noted below
----------------------------------------------------------------------------------------------------------------------
Age of documents                                                      12 months
----------------------------------------------------------------------------------------------------------------------


Associated Loan Program IDs and Available Loan Terms
----------------------------------------------------

LPIDs

----------------------------------------------------------------------------------------------------------------
               Concurrent Transactions                                   Standalone Transactions
----------------------------------------------------------------------------------------------------------------
Loan Program         LPID              Term               Loan Program      LPID               Term
Description                                               Description
----------------------------------------------------------------------------------------------------------------
Fxd2nd Equity 10     361               10 years           Fxd2nd Equity     361                10 years
Year                                                      10 Year
----------------------------------------------------------------------------------------------------------------
Fxd2nd Equity 15     382               15 years           Fxd2nd Equity     382                15 years
Year                                                      15 Year
----------------------------------------------------------------------------------------------------------------
Fxd2nd Equity 30/15  383               30 years           Fxd2nd Equity     383                30 years
                                                          30/15
----------------------------------------------------------------------------------------------------------------
Home Equity Line     373               25 years           NonConf HELOC     809                25 years
of Credit                                                 10yr Draw/15yr
                                                          Repay Standalone
----------------------------------------------------------------------------------------------------------------
NonConf Fixed 2nd    1008              10 years           NonConf Fixed     1008               10 years
Mtg 10 Balloon                                            2nd Mtg 10
Interest Only                                             Balloon
                                                          Interest Only
----------------------------------------------------------------------------------------------------------------
NonConf Fixed 2nd    1009              15 years           NonConf Fixed     1009               15 years
Mtg 15 Balloon                                            2nd Mtg 15
Interest Only                                             Balloon
                                                          Interest Only
----------------------------------------------------------------------------------------------------------------
NonConf Fixed 2nd    1010              25 years           NonConf Fixed     1010               25 years
Mtg 10/15 Interest                                        2nd Mtg 10/15
Only                                                      Interest Only
----------------------------------------------------------------------------------------------------------------


Term Descriptions
-----------------

----------------------------------------------------------------------------------------------------------------
                   HELOCs                               Fixed Rate Seconds              Interest Only Fixed
                                                                                           Rate Seconds
----------------------------------------------------------------------------------------------------------------
Term                          25 years            o  30/15                           o  10 year Interest Only
                                                  o  15/15                              balloon
                                                  o  10/10                           o  15 year Interest Only
                                                                                        balloon
                                                                                     o  10/15 Interest Only fixed
                                                                                        rate second
----------------------------------------------------------------------------------------------------------------
Interest Only Draw Period     10 year draw        N/A                                N/A
                              period
                              (5 year initial
                              draw


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"


                              with a 5
                              year renewal
                              option), Interest
                              Only payment
----------------------------------------------------------------------------------------------------------------
Repayment Period              15 year repay       Loans are amortized and fully      o  Balloon do not amortize.
                              (each payment       funded at closing.                 o  10/15 Interest Only fixed
                              includes 1/180th    o  30/15: 30 year amortized,          rate seconds are Interest
                              of the                 due in 15 years                    Only for 10 years with a
                              outstanding         o  15/15: 15 year amortized,          15-year fully amortized
                              principal at the       due in 15 years                    repay period.
                              end of the draw     o  10/10: 10 year amortized,
                              period plus            due in 10 years
                              interest)

                              Note:  Tennessee
                              limits the
                              repayment period
                              to 10 years.
----------------------------------------------------------------------------------------------------------------


                            Countrywide Home Loans
                        Seller Loan Program Guidelines
              Confidential - Unauthorized Distribution Prohibited
Edit History:     Editor                     Edit Date & Time

[LOGO] Countrywide

Final Guideline Update

Last Revision Date:  11/24/2005

                             ASSOCIATED BULLETIN(S)

-------------------------------------------------------------------------------
  Product Change Number
-------------------------------------------------------------------------------
        Bulletin Number
-------------------------------------------------------------------------------
       Link to Bulletin
-------------------------------------------------------------------------------


                       SECTION 24: Home Equity Products
                    24.25: Enhanced Super Streamline Second

-------------------------------------------------------------------------------
Overview

     This section of the Loan Program Guide includes the guidelines for the Countrywide Super Streamline (lender selected stated income stated assets) Home Equity Line of Credit (HELOC) and fixed rate second product.

Special Requirements
--------------------

     Countrywide's Loan Underwriting Expert System (CLUES) usage is required. Please note that CLUES may accept loans that exceed credit, ratio and reserve guidelines when strong compensating factors are present. When it does, an explanation of the Accept decision is provided in the CLUES output Concurrent loans not receiving a CLUES Accept that may be manually underwritten must meet all published loan program guidelines. An underwriter may approve a loan receiving a CLUES Refer decision if they provide supporting documentation that addresses each Refer reason. A CLUES Accept is required for standalone transactions.

Program Limitations
-------------------

----------------------------------------------------------------------------------------------------------------------
            Documentation                                           Requirements
----------------------------------------------------------------------------------------------------------------------
Application                                             URLA form 1003
----------------------------------------------------------------------------------------------------------------------
Credit Report                                             A tri-merged credit report with risk
                                                          score is required on all loans.
----------------------------------------------------------------------------------------------------------------------
Minimum Credit Score                                    660
----------------------------------------------------------------------------------------------------------------------
Employment [1]                                          Salaried Borrowers

                                                        o  No income documentation is required.
                                                        o  Income and the employer's same and phone number must be stated on 1003.

                                                        Self-Employed Borrowers.


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"



                                                        o  No income documentation is required.
                                                        o  Income and the business name and phone number must be stated
                                                           on 1003.
----------------------------------------------------------------------------------------------------------------------
Assets                                                  No assets/reserves verification is required.  Assets should be stated on 1003.
----------------------------------------------------------------------------------------------------------------------
Copy of First Mortgage Note or Statement                o  Required to determine if the first mortgage is a potential negative amortization loan.
                                                        o  If first lien is a negative amortizing loan, qualification must be based on 115% maximum negative amortization.
----------------------------------------------------------------------------------------------------------------------
Condo Project Approval                                  Not required.
----------------------------------------------------------------------------------------------------------------------
HOA Certification                                       o  Not required.
                                                        o  Projects with pending litigation are not allowed
                                                        o  Borrower delinquent on HOA dues not allowed.
----------------------------------------------------------------------------------------------------------------------
Borrower                                                The "Borrower Agreement" is required for all loans affirming the
Agreement/Certification                                 following:

                                                        o    First mortgage loan does not have potential to
                                                             negatively amortize.
                                                        o    Condo projects are not pending litigation.
                                                        o    Borrower is not delinquent on HOA dues.
                                                        o    No other liens currently exists.
----------------------------------------------------------------------------------------------------------------------

Note

[1] General employment requirements:

     o    Signed 4506-T required for all borrowers.
     o    Income must be deemed reasonable for the profession.
     o    No employment verification is required.

Eligible Occupancy Types
------------------------

-------------------------------------------------------------------
Occupancy Type              HELOC          Fixed Rate Second
-------------------------------------------------------------------
Owner Occupied/Primary     Allowed              Allowed
Residence
-------------------------------------------------------------------
Second Home                Allowed              Allowed
-------------------------------------------------------------------
Investment [1]             Allowed              Allowed
-------------------------------------------------------------------

Note

[1] Piggyback transactions only.

Maximum CLTV
------------

Owner-Occupied/Second Homes

-------------------------------------------------------------------------------
                         SuperStreamline Documentation
-------------------------------------------------------------------------------
      Property Type                   Gold                    Preferred
                                Credit Score >= 700     Credit Score >= 660
-------------------------------------------------------------------------------
o  Attached/Detached SFRs            100%                    100%
o  Attached/Detached PUDs
o  Condos (Low/High-Rise)
o  2 Units [1]
-------------------------------------------------------------------------------
3-4 Units                                       Not Allowed
-------------------------------------------------------------------------------

[1] Not allowed for second homes.

Investment

--------------------------------------------------------------------------------
                         SuperStreamline Documentation
--------------------------------------------------------------------------------
        Property Type                  Gold                    Preferred
                                Credit Score >= 700     Credit Score >= 660
--------------------------------------------------------------------------------
o  Attached/Detached SFRs              80%                       80%



[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

o  Attached/Detached PUDs
o  Condos (Low/High-Rise)
o  2 Units
--------------------------------------------------------------------------------
3-4 Units                                       Not Allowed
--------------------------------------------------------------------------------

Minimum Loan/Initial Draw Amount
--------------------------------

----------------------------------------------------------------------------------------------------------------------
                                           HELOCs [2]                                   Fixed Rate Seconds [2]
----------------------------------------------------------------------------------------------------------------------
                              Stand Alone                Concurrent                Stand Alone         Concurrent
----------------------------------------------------------------------------------------------------------------------
                         Cost     No Cost [1]         Cost      No Cost [1]
----------------------------------------------------------------------------------------------------------------------
Minimum Loan Amount      o  $7,500 or state              $7,500 or state         o  $7,500 or state    $7,500
                            requirement (with add-on)    requirement                requirement (with
                         o  $15,000 or state                                        add-on)
                            requirement (without                                 o  $15,000 or state
                            add-on)                                                 requirement
                                                                                    (without add-on)
----------------------------------------------------------------------------------------------------------------------
Draw Requirement         None         $7,500           None required             Not applicable as the entire loan
                         required     ($30,000 if                                amount is disbursed at funding
                                      line >$100,000)
----------------------------------------------------------------------------------------------------------------------
Small Loan Amount        Loan amounts between          None                      Loan amounts           None
Pricing Add-ons          $7,500 and $14,999 are                                  between $7,500 and
                         allowed, subject to                                     $14,999 are
                         pricing add-ons.                                        allowed, subject to
                                                                                 pricing add-ons
----------------------------------------------------------------------------------------------------------------------


Restrictions

     o [1] For no closing cost HELOCs, the minimum initial draw must remain outstanding for 180 days. If the borrower makes a principal reduction below the minimum draw requirement, the borrower will be charged the third party costs incurred at closing for which CFC originally paid.
     o [2] Loan and draw amounts are further limited by state restrictions as follows:
            |_| ________Arizona: Loan/line amount must be > $10,100.
            |_| ________Connecticut: Cost: Initial draw for a HELOC is $5,100. |_| ________Kentucky: Loan/line amount and initial draw must be
                $15,100.

Maximum Loan/Line Amount
------------------------

     $500,000.

Eligible/Ineligible Senior Liens
--------------------------------

     The purpose of this section is to assist structuring potential concurrent transactions. THE STRICTER OF FIRST AND SECOND MORTGAGE GUIDELINES PREVAIL. ALWAYS REFER TO THE CONVENTIONAL LENDING PROGRAMS AND TECHNICAL UNDERWRITING MANUALS FOR ADDITIONAL REQUIREMENTS.

     When a loan is not eligible for concurrent closing, but is allowed on a standalone basis, the application must be dated at least one day after the funding of the first mortgage.

--------------------------------------------------------------------------------------
            First Lien                     Piggyback                  Standalone
--------------------------------------------------------------------------------------
Adjustable Rate Mortgage Loans [2]              Yes                        Yes
--------------------------------------------------------------------------------------
Balloon Loans                                   Yes                        Yes
--------------------------------------------------------------------------------------
Fixed Period ARMs [2]                           Yes                        Yes
--------------------------------------------------------------------------------------
Fixed Rate [2]                                  Yes                        Yes
--------------------------------------------------------------------------------------
Potential Negative Amortization Loans           Yes                        Yes

                                        o  Allowed behind CFC         Maximum adjusted CLTV 100%, priced
                                           PayOption                  based on the adjusted CLTV [1]
                                        o  Maximum LTV/(unadjusted)
                                           CLTV: 80%/90%
                                        o  Maximum LTV for second liens is


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"




                                           20%
                                        o  Maximum adjusted CLTV 103%,
                                           priced based on the
                                           unadjusted CLTV [1]
------------------------------------------------------------------------------------------------------------


Notes

     o [1] The maximum adjusted CLTV is calculated using the loan amount current principal balance of the first PLUS the maximum negative amortization PLUS the amount of the second lien. Refer to the first mortgage note to determine the maximum potential amortization.
     o [2] When there is a standard and interest only option for the same product, unless called out separately the guidelines apply to both options.
     o Ineligible liens: All inclusive Trust Deed, first lien HELOCs, Cal Vet, land contracts, private party, reverse mortgages, recapture lien, REOs, Texas (a)(6), ARM/negative amortization loans without caps.
     o Ineligible liens: All inclusive Trust Deed, first lien HELOCs, Cal Vet, land contracts, private party, reverse mortgages, recapture lien, REOs, Texas (a)(6), ARM/negative amortization loans without caps, all FHA/VA liens, loans with future advances, OTC construction, and any loans with the following documentation types: Reduced, Stated Income/Stated Assets (SISA), No Ratio, No Income/No Assets (NINA).

Borrower Qualification for First Lien Transactions (Both Piggyback/Concurrent and Standalone)

----------------------------------------------------------------------------------------------------------------------
                                                 First Lien Type
----------------------------------------------------------------------------------------------------------------------
Fixed Rate                Fixed Period ARM       1-Year or 6-Month       1-Year or 6-Month      Potential Negative
Interest Only             Interest Only          ARMs                    Interest Only          ARMs
----------------------------------------------------------------------------------------------------------------------
Note rate                 3/1 or if fewer than   Fully indexed rate or   Note rate plus 2%.     Greater of 4.25% or
                          36 months are          note rate plus 2%,                             the fully indexed
                          remaining in the       whichever is higher.                           rate.
                          fixed period: Note
                          rate plus 2%.

                          If more than 36 months
                          are remaining in the
                          fixed period: Note rate.

                          Adjustable period:
                          The fully indexed rate
                          or note rate, whichever
                          is higher.
----------------------------------------------------------------------------------------------------------------------

Notes

     o For Interest Only First Mortgage Types: The Interest Only payment based on the qualifying rate should be used if there are 36 or more Interest Only payments remaining. All other times, use the fully amortized payment calculated using the qualifying rate (shown above), the outstand rig principal balance, and the remaining term after the end of the Interest Only period.

Eligible Finance Types
----------------------

--------------------------------------------------------------------------------
Finance Types               Owner-Occupied    Second Home       Investment [1]
--------------------------------------------------------------------------------
Purchase, Rate and Term         Allowed          Allowed           Allowed
--------------------------------------------------------------------------------
Cash-Out                        Allowed          Allowed           Allowed
--------------------------------------------------------------------------------

  Note

  [1] Concurrent transactions only

Rate/Payment Information
------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                HELOCs                                           Fixed Rate Seconds
-----------------------------------------------------------------------------------------------------------------------------


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"





Introductory/Start Rate    A lower introductory rate may be available                    Note rate
-----------------------------------------------------------------------------------------------------------------------------
Note Rate Qualification    Fully indexed rate                                            Note rate
-----------------------------------------------------------------------------------------------------------------------------
Index                      Prime rate                                                    Not applicable
-----------------------------------------------------------------------------------------------------------------------------
Interest Rate Cap          Program rate maximum:  18%                                    Note rate

                           Note the following:                                           Note the following:

                           o  NC and NY (NOO):  16%                                      o  TN state legal maximum:
                           o  NC state law maximum:  The greater of 16%                     24% (this rule applies for
                              or 6-month T-bill + 6%                                        terms <=180 months)
                           o  FL:  17%                                                   o  TX:  10% APR
                           o  TN:  lower of 18% or prime + 4% (prime + 4% is             o  NC (NOO): Loans <=$25,000 - 16%
                               a cap that floats with prime for the life                 o  NC state law maximum:  The
                               of the loan)                                                 greater of 16% or 6-month
                                                                                            T-bill + 6%
                                                                                         o  NY (NOO):  16%
-----------------------------------------------------------------------------------------------------------------------------
Payment Rate Adjustment    o  First day of the calendar month, effective the first       o  There is no rate adjustment.
                              day of the billing cycle (beginning after the              o  Payment is due on the first
                              "discounted" rate has expired, if applicable).                of each month, with a
                           o  Payment is due on the 15th of each month.                     minimum of 30 days from
                                                                                            loan closing.
-----------------------------------------------------------------------------------------------------------------------------
Conversion Option                            Not Allowed                                                   Not Allowed
-----------------------------------------------------------------------------------------------------------------------------



Product Fees
------------

     The following identifies the pertinent servicing fees that may be assessed under this program.

         o HELOCs: An account termination or annual maintenance fee may apply.
         o  Fixed rate seconds: A prepayment penalty may apply.

Property Valuation Requirements
-------------------------------

----------------------------------------------------------------------------------------------------------------------
Requirement           Copy of Full       AVM                 Desk Review        2055E               Full Appraisal
                      Appraisal                              (ValueGrid)        (Exterior
                                                                                Appraisal)
----------------------------------------------------------------------------------------------------------------------
Maximum Line Amounts  <=$100,000         <=$100,000          o  <=$250,000      o  <=$250,000          <=$250,000
                                                                (700+)             (700+)
                                                             o  <=$100,000      o  <=$100,000
                                                                (660-699)          (660-699)
----------------------------------------------------------------------------------------------------------------------
Maximum               <=$750,000         o  <=$700,000       o  <=$700,000      o  <=$700,000              None
Property Values                             (100% CLTV)         (100% CLTV)        (100% CLTV)
                                         o  <=$1m (90% CLTV  o  <=$1m (100%     o  <=$1m (90% CLTV &
                                            & 700+)             CLTV & 700+)       700+)
----------------------------------------------------------------------------------------------------------------------
Minimum Property        None               $100,000                None               None                 None
Values
----------------------------------------------------------------------------------------------------------------------
Restrictions          Less than 1 year   o  2-4 units: Not   o  Allowed only    o  2-4 units: Not          None
                      old                   Allowed             when AVM not       Allowed
                                         o  West Virginia,      available
                                            Kansas, Clark    o  2-4 units: Not
                                            County, NV: Not     Allowed
                                            Allowed          o  West Virginia,
                                                                Kansas, Clark
                                                                county, NV: Not
                                                                Allowed
----------------------------------------------------------------------------------------------------------------------

Determining Value
-----------------

Purchase transactions


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

     The CLTV should be based on the lesser of the purchase price or the current appraised value.

Refinance Transactions

       o Properties owned less than 12 months: The CLTV should be based on the lesser of the purchase price or the current appraised value.
       o Properties owned greater than or equal to 12 months: The CLTV should be based on the current property valuation.

Title Requirements
------------------

----------------------------------------------------------------------------------------------------------------------
Requirement               Legal & Vesting        Insured Legal &         Title Search           Full ALTA Policy
                                                      Vesting
----------------------------------------------------------------------------------------------------------------------
Maximum Line Amounts      Not Allowed            <=$250,000              <=$250,000                  None
----------------------------------------------------------------------------------------------------------------------
Geographic Restrictions   Not Allowed            o  Delaware             o  Florida                  None
                                                 o  Texas                o  Oregon (L/A >
                                                                            $50,000)
                                                                         o  Texas
----------------------------------------------------------------------------------------------------------------------

     Note

     Legal and vesting requires underwriting of credit report to ensure no second liens exist, and an executed borrower's agreement affirming no other liens exists.

Cash Reserves
-------------

     Not required unless needed to qualify.

Ratios
------

     Maximum: 50%. DTI ratios may be up to 55% with a CLUES Accept.

Eligible/Ineligible Borrowers
-----------------------------

       o   U.S. citizen: Valid social security number required
       o   Permanent resident alien: Allowed
       o Non-permanent resident alien: Allowed on owner-occupied or second homes only
       o   Foreign national and inter vivos revocable trust : Not allowed
       o   Non-occupant co-borrower: See requirements following

     Note

     Additional eligibility and documentation requirements may apply.

Non-Occupant Co-Borrower

     If income from non-occupant co-borrowers is to be used to qualify without respect to the owner-occupant's debt ratio, then the second lien must be underwritten and committed to second home guidelines (regardless of guidelines used for the first lien). The following criteria applies:

       o Occupant and non-occupant are immediate family members (parent, child, or sibling).
       o Purchase, rate and term refinance only (loan purpose on first lien).
       o   90 percent maximum CLTV
       o   No cash-out available at funding of second lien.

     For reduced doc, non-occupant co-borrowers are only allowed if the subject property is the borrower's owner-occupied principal residence.


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"

Eligible/Ineligible Properties
------------------------------

-----------------------------------------------------------------------
Eligible Properties                   Ineligible Properties
-----------------------------------------------------------------------
o  Detached SFRs [1]             o  3-4 Units
o  Attached SFRs                 o  Rural properties
o  Attached PUDs                 o  Commercial/mixed use properties
o  Detached PUDs [1]             o  Condotels
o  Condos (low/high rise)        o  Cooperatives
o  2 units                       o  Manufactured homes
                                 o  Non-warrantable condos
-----------------------------------------------------------------------

     Note

     [1] Detached SFRs/PUDs include modular, panelized and prefabricated homes.

Geographic Restrictions
-----------------------

       o   Arkansas: HELOCs and fixed sate seconds not allowed
       o   Maine, South Carolina: Fixed rate second balloon loans not allowed

Assumability
------------

     Not allowed.

Temporary Buydowns
------------------

     Not allowed.

Spot Relocation
---------------

     Not allowed.

Associated Loan Program IDs and Available Loan Terms
----------------------------------------------------

LPIDs
-----

----------------------------------------------------------------------------------------------------------------------
Concurrent Transactions                                      Standalone Transactions
------------------------------------------------------------ ---------------------------------------------------------
Loan Program          LPID               Term                Loan Program       LPID                Term
Description                                                  Description
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Fxd2nd Equity 10      361                10 years            Fxd2nd Equity 10   361                 10 years
Year                                                         Year
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Fxd2nd Equity 15      382                15 years            Fxd2nd Equity 15   382                 15 years
Year                                                         Year
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Fxd2nd Equity 30/15   383                30 years            Fxd2nd Equity      383                 30 years
                                                             30/15
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Home Equity Line of   373                25 years            NonConf HELOC      809                 25 years
Credit                                                       10yr Draw/15yr
                                                             Repay Standalone
----------------------------------------------------------------------------------------------------------------------

Term Description
----------------

----------------------------------------------------------------------------------------------------------------------
HELOCs                                                       Fixed Equity Seconds
----------------------------------------------------------------------------------------------------------------------
Term                          25 years                       o  30/15
                                                             o  15/15
                                                             o  10/10
----------------------------------------------------------------------------------------------------------------------
Interest Only Draw Period     10 year draw period (5 year    Not applicable
                              initial draw with a 5 year
                              renewal option), interest
                              only payment
----------------------------------------------------------------------------------------------------------------------


[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"





[graphic omitted] OLD REPUBLIC
           Insurance Company    DEC 01 2006
"Sanctioned Guidelines"




Amortization Period           15 year amortized repay        Loans are amortized and fully funded at closing.

                              Note that Tennessee limits     o  30 year amortized, due in 15 years
                              the repayment period to 10     o  15 year amortized, due in 15 years
                              years.                         o  10 year amortized, due in 10 years
----------------------------------------------------------------------------------------------------------------------

                            Countrywide Home Loans
                        Seller Loan Program Guidelines
              Confidential - Unauthorized Distribution Prohibited
Edit History:     Editor                     Edit Date & Time

                                  ENDORSEMENT

This endorsement, effective December 1, 2006, forms a part of Policy No. V21 issued to  The Bank of New York, as Trustee for the benefit of the holders of
           Home Equity Loan Asset Back Certificates, Series 2006-S9 and MBIA Insurance Corporation

by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



     It is hereby understood and agreed that coincident with the effective date of the Policy, Page 1, Paragraph 5, Sentence 3 is deleted in its entirety and replaced with:

          "The Company's maximum liability under this Policy shall in no event exceed $49,674,241 during each such 12 month period."


Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.


Attest:

              /s/ J.A. Kellogg                      /s/ Spencer LeRoy III

                  President                             Secretary

Countersigned at Chicago, Illinois this 27th day of December, 2006


              /s/ L. Milzzo             Authorized Representative
----------------------------------------